UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 24, 2011

MERCK & CO., INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, NJ		08889
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Merck & Co., Inc. (the “Company”) is filing this Amendment on Form 8–K/A to the Company’s Current Report on Form 8–K dated May 24, 2011, which was filed with the U.S. Securities and Exchange Commission on May 27, 2011 (the “Original Report”), to disclose the decision of the Board of Directors of the Company regarding how frequently to hold a shareholder non-binding advisory vote on the compensation of the named executive officers. Except for the foregoing, this amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 5.07. Submission of Matters to a Vote of Security Holders

In accordance with the Board of Directors’ recommendation, and based on the results of the vote reported under Item 5.07 of the Original Report, the Company will hold an annual non-binding advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2011.

Merck & Co., Inc.

By:	/s/ Katie E. Fedosz
	Name:	Katie E. Fedosz
	Title:	Senior Assistant Secretary